Subsequent events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent events
23. Subsequent events
Acquisition of Asset Management Companies within the Macquarie Group On April 22, 2025, Nomura entered into a share purchase agreement to acquire all equity interests in Macquarie Management Holdings, Inc., Macquarie Investment Management Holdings (Luxembourg) S.à.r.l., and Macquarie Investment Management Holdings (Austria) GmbH (“the Macquarie acquisition”). The legal transfer of these interests and control of these companies are expected to be completed by the end of December 2025, subject to certain regulatory approvals, at which point these companies will become consolidated subsidiaries of Nomura.
The Macquarie acquisition will be accounted for as a business combination in accordance with ASC 805 “Business Combinations,” and as a result of this acquisition, Nomura will recognize goodwill and certain intangible assets. The acquisition consideration is expected to be approximately
$1.8
billion (approximately
¥
261.2
billion based on an exchange rate of 1 U.S. dollar = ¥145.12) paid entirely in cash with the final purchase price, subject to certain adjustments based on measures such as assets under management, working capital and indebtedness of the acquired business as at the closing date.
The Macquarie acquisition will be included in the Investment Management division for internal management and segmental reporting purposes after closing.